                                                                      EXHIBIT 20

                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 15, 2003 and covers activity from October 26, 2003 through November 24, 2003

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 5th day of December, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                    Trust Totals
-----------------                                    ------------

Number of days in period                                       30
Beginning Principal Receivable Balance          24,961,890,976.11
Special Funding Account Balance                              0.00
Beginning Total Principal Balance               24,961,890,976.11

Finance Charge Collections (excluding              242,611,553.94
  Discount Option & Recoveries)
Discount Percentage                                         2.00%
Discount Option Receivables Collections            107,863,075.30
Premium Option Receivables Collections                       0.00
Recoveries                                          18,262,231.67
Total Collections of Finance Charge Receivables    368,736,860.91
Total Collections of Principal Receivables       5,285,290,689.92
Monthly Payment Rate                                     21.1734%
Defaulted amount                                   111,042,150.98
Annualized Default Rate                                   5.3959%
Trust Portfolio Yield                                    12.5603%
New Principal Receivables                        5,472,193,389.13
Ending Principal Receivables Balance            25,037,751,524.34
Ending Required Minimum Principal Balance       20,731,250,000.00
Ending Transferor Amount                         5,662,751,524.34
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                  25,037,751,524.34



B. Series Allocations                                       Series 1999-1      Series 1999-2      Series 1999-3      Series 1999-5
---------------------                                       -------------      -------------      -------------      -------------
Group Number                                                            1                  1                  2                  2
Invested Amount                                          1,000,000,000.00     500,000,000.00   1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                 1,000,000,000.00     500,000,000.00   1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                    0.00               0.00               0.00               0.00
Series Required Transferor Amount                           70,000,000.00      35,000,000.00      70,000,000.00      35,000,000.00
Series Allocation Percentage                                        5.16%              2.58%              5.16%              2.58%
Series Alloc. Finance Charge Collections                    19,031,579.92       9,515,789.96      19,031,579.92       9,515,789.96
Series Allocable Recoveries                                    942,566.80         471,283.40         942,566.80         471,283.40
Series Alloc. Principal Collections                        272,789,196.90     136,394,598.45     272,789,196.90     136,394,598.45
Series Allocable Defaulted Amount                            5,731,207.79       2,865,603.90       5,731,207.79       2,865,603.90

B. Series Allocations                      Series 2000-1    Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5
---------------------                      -------------    -------------      -------------      -------------      -------------

Group Number                                           1                2                  2                  2                  2
Invested Amount                           500,000,000.00   500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                  500,000,000.00   500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                   0.00             0.00               0.00               0.00               0.00
Series Required Transferor Amount          35,000,000.00    35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00
Series Allocation Percentage                       2.58%            2.58%              5.16%              6.26%              4.07%
Series Alloc. Finance Charge Collections    9,515,789.96     9,515,789.96      19,031,579.92      23,068,596.71      14,994,563.12
Series Allocable Recoveries                   471,283.40       471,283.40         942,566.80       1,142,505.95         742,627.64
Series Alloc. Principal Collections       136,394,598.45   136,394,598.45     272,789,196.90     330,653,786.92     214,924,606.87
Series Allocable Defaulted Amount           2,865,603.90     2,865,603.90       5,731,207.79       6,946,923.05       4,515,492.53

B. Series Allocations                      Series 2001-1    Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5
---------------------                      -------------    -------------      -------------      -------------      -------------

Group Number                                           2                1                  2                  2                  2
Invested Amount                           750,000,000.00   250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Adjusted Invested Amount                  750,000,000.00   250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Principal Funding Account Balance                   0.00             0.00               0.00               0.00               0.00
Series Required Transferor Amount          52,500,000.00    17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00
Series Allocation Percentage                       3.87%            1.29%              3.87%              3.74%              2.58%
Series Alloc. Finance Charge Collections   14,273,684.94     4,757,894.98      14,273,684.94      13,797,895.44       9,515,789.96
Series Allocable Recoveries                   706,925.10       235,641.70         706,925.10         683,360.93         471,283.40
Series Alloc. Principal Collections       204,591,897.67    68,197,299.22     204,591,897.67     197,772,167.75     136,394,598.45
Series Allocable Defaulted Amount           4,298,405.84     1,432,801.95       4,298,405.84       4,155,125.65       2,865,603.90

B. Series Allocations                      Series 2001-6    Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3
---------------------                      -------------    -------------      -------------      -------------      -------------

Group Number                                           2                2                  2                  2                  2
Invested Amount                           700,000,000.00   650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Adjusted Invested Amount                  700,000,000.00   650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00             0.00               0.00               0.00               0.00
Series Required Transferor Amount          49,000,000.00    45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00
Series Allocation Percentage                       3.61%            3.35%              4.75%              4.85%              4.75%
Series Alloc. Finance Charge Collection    13,322,105.94    12,370,526.95      17,509,053.52      17,889,685.12      17,509,053.52
Series Allocable Recoveries                   659,796.76       612,668.42         867,161.45         886,012.79         867,161.45
Series Alloc. Principal Collections       190,952,437.83   177,312,977.98     250,966,061.15     256,421,845.08     250,966,061.15
Series Allocable Defaulted Amount           4,011,845.45     3,725,285.06       5,272,711.17       5,387,335.32       5,272,711.17

B. Series Allocations                      Series 2002-4    Series 2002-5      Series 2002-6      Series 2003-1      Series 2003-2
---------------------                      -------------    -------------      -------------      -------------      -------------

Group Number                                           2                2                  2                  2                  2
Invested Amount                           500,000,000.00   600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                  500,000,000.00   600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                   0.00             0.00               0.00               0.00               0.00
Series Required Transferor Amount          35,000,000.00    42,000,000.00      50,400,000.00      64,400,000.00      77,000,000.00
Series Allocation Percentage                       2.58%            3.10%              3.72%              4.75%              5.68%
Series Alloc. Finance Charge Collections    9,515,789.96    11,418,947.95      13,702,737.54      17,509,053.52      20,934,737.91
Series Allocable Recoveries                   471,283.40       565,540.08         678,648.09         867,161.45       1,036,823.48
Series Alloc. Principal Collections       136,394,598.45   163,673,518.14     196,408,221.77     250,966,061.15     300,068,116.59
Series Allocable Defaulted Amount           2,865,603.90     3,438,724.68       4,126,469.61       5,272,711.17       6,304,328.57


B. Series Allocations                      Series 2003-3    Series 2003-4                                              Trust Total
---------------------                      -------------    -------------                                              -----------
Group Number                                           2               1
Invested Amount                           750,000,000.00   680,000,000.00                                        19,375,000,000.00
Adjusted Invested Amount                  750,000,000.00   680,000,000.00                                        19,375,000,000.00
Principal Funding Account Balance                   0.00             0.00                                                     0.00
Series Required Transferor Amount          52,500,000.00    47,600,000.00                                         1,356,250,000.00
Series Allocation Percentage                       3.87%            3.51%                                                     100%
Series Alloc. Finance Charge Collections   14,273,684.94    12,941,474.34                                           368,736,860.91
Series Allocable Recoveries                   706,925.10       640,945.42                                            18,262,231.67
Series Alloc. Principal Collections       204,591,897.67   185,496,653.89                                         5,285,290,689.92
Series Allocable Defaulted Amount           4,298,405.84     3,897,221.30                                           111,042,150.98

C. Group Allocations
--------------------

1. Group 1 Allocations                     Series 1999-1    Series 1999-2      Series 2000-1      Series 2001-2      Series 2003-4
----------------------                     -------------    -------------      -------------      -------------      -------------

Investor Finance Charge Collections        14,771,992.28     7,385,996.14       7,385,996.14       3,692,998.07      10,044,954.75

Investor Monthly Interest                   4,444,083.33     2,354,437.50       2,838,916.67       1,098,156.25         973,108.33
Investor Default Amount                     4,448,467.11     2,224,233.55       2,224,233.55       1,112,116.78       3,024,957.63
Investor Monthly Fees                       1,666,666.67       833,333.33         833,333.33         416,666.67       1,133,333.33
Investor Additional Amounts                         0.00             0.00               0.00               0.00               0.00
Total                                      10,559,217.11     5,412,004.39       5,896,483.55       2,626,939.69       5,131,399.30

Reallocated Investor Finance
    Charge Collections                     14,771,992.28     7,385,996.14       7,385,996.14       3,692,998.07      10,044,954.75
Available Excess                            4,212,775.18     1,973,991.75       1,489,512.59       1,066,058.38       4,913,555.45

1. Group 1 Allocations                                                                                               Group 1 Total
----------------------                                                                                               -------------

Investor Finance Charge Collections                                                                                  43,281,937.39

Investor Monthly Interest                                                                                            11,708,702.08
Investor Default Amount                                                                                              13,034,008.63
Investor Monthly Fees                                                                                                 4,883,333.33
Investor Additional Amounts                                                                                                   0.00
Total                                                                                                                29,626,044.04

Reallocated Investor Finance
    Charge Collections                                                                                               43,281,937.39
Available Excess                                                                                                     13,655,893.35

2. Group 2 Allocations                                      Series 1999-3      Series 1999-5      Series 2000-2      Series 2000-3
----------------------                                      -------------      -------------      -------------      -------------

Investor Finance Charge Collections                         14,771,992.28       7,385,996.14       7,385,996.14      14,771,992.28

Investor Monthly Interest                                    1,044,905.56         560,738.89         532,631.94       1,054,666.67
Investor Default Amount                                      4,448,467.11       2,224,233.55       2,224,233.55       4,448,467.11
Investor Monthly Fees                                        1,666,666.67         833,333.33         833,333.33       1,666,666.67
Investor Additional Amounts                                          0.00               0.00               0.00               0.00
Total                                                        7,160,039.33       3,618,305.78       3,590,198.83       7,169,800.44

Reallocated Investor Finance
    Charge Collections                                      14,771,992.28       7,385,996.14       7,385,996.14      14,771,992.28
Available Excess                                             7,611,952.95       3,767,690.37       3,795,797.31       7,602,191.84

2. Group 2 Allocations                     Series 2000-4    Series 2000-5      Series 2001-1      Series 2001-3       Series 2001-4
----------------------                     -------------    -------------      -------------      -------------       -------------

Investor Finance Charge Collections        17,905,456.83    11,638,527.74      11,078,994.21      11,078,994.21      10,709,694.41

Investor Monthly Interest                   1,272,704.80       825,218.77         792,954.17         780,733.33         760,065.83
Investor Default Amount                     5,392,084.85     3,504,849.37       3,336,350.33       3,336,350.33       3,225,138.65
Investor Monthly Fees                       2,020,203.33     1,313,130.00       1,250,000.00       1,250,000.00       1,208,333.33
Investor Additional Amounts                         0.00             0.00               0.00               0.00               0.00
Total                                       8,684,992.98     5,643,198.14       5,379,304.50       5,367,083.66       5,193,537.82

Reallocated Investor Finance
    Charge Collections                     17,905,456.83    11,638,527.74      11,078,994.21      11,078,994.21      10,709,694.41
Investment Funding Account Proceeds             1,727.01
Available Excess                            9,222,190.86     5,995,329.60       5,699,689.72       5,711,910.55       5,516,156.59



2. Group 2 Allocations                     Series 2001-5    Series 2001-6      Series 2001-7      Series 2002-1      Series 2002-2
----------------------                     -------------    -------------      -------------      -------------      -------------
Investor Finance Charge Collections         7,385,996.14    10,340,394.60       9,601,794.99      13,590,232.90      13,885,672.75

Investor Monthly Interest                     546,097.22       728,058.33         676,458.61         960,633.33         977,459.00
Investor Default Amount                     2,224,233.55     3,113,926.98       2,891,503.62       4,092,589.74       4,181,559.08
Investor Monthly Fees                         833,333.33     1,166,666.67       1,083,333.33       1,533,333.33       1,566,666.67
Investor Additional Amounts                         0.00             0.00               0.00               0.00               0.00
Total                                       3,603,664.11     5,008,651.98       4,651,295.57       6,586,556.41       6,725,684.75

Reallocated Investor Finance
    Charge Collections                      7,385,996.14    10,340,394.60       9,601,794.99      13,590,232.90      13,885,672.75
Investment Funding Account Proceeds
Available Excess                            3,782,332.03     5,331,742.62       4,950,499.42       7,003,676.50       7,159,988.00

2. Group 2 Allocations                     Series 2002-3    Series 2002-4      Series 2002-5      Series 2002-6      Series 2003-1
----------------------                     -------------    -------------      -------------      -------------      -------------

Investor Finance Charge Collections        13,590,232.90     7,385,996.14       8,863,195.37      10,635,834.45      13,590,232.90

Investor Monthly Interest                     956,089.56       489,436.11         651,466.67         767,900.00         964,032.22
Investor Default Amount                     4,092,589.74     2,224,233.55       2,669,080.27       3,202,896.32       4,092,589.74
Investor Monthly Fees                       1,533,333.33       833,333.33       1,000,000.00       1,200,000.00       1,533,333.33
Investor Additional Amounts                         0.00             0.00               0.00               0.00               0.00
Total                                       6,582,012.63     3,547,003.00       4,320,546.93       5,170,796.32       6,589,955.30

Reallocated Investor Finance
    Charge Collections                     13,590,232.90     7,385,996.14       8,863,195.37      10,635,834.45      13,590,232.90
Investment Funding Account Proceeds
Available Excess                            7,008,220.27     3,838,993.14       4,542,648.44       5,465,038.13       7,000,277.61

2. Group 2 Allocations                     Series 2003-2    Series 2003-3                                            Group 2 Total
----------------------                     -------------    -------------                                            -------------

Investor Finance Charge Collections        16,249,191.51    11,078,994.21                                           242,925,413.12

Investor Monthly Interest                   1,154,657.78       784,670.83                                            17,281,579.62
Investor Default Amount                     4,893,313.82     3,336,350.33                                            73,155,041.60
Investor Monthly Fees                       1,833,333.33     1,250,000.00                                            27,408,333.33
Investor Additional Amounts                         0.00             0.00                                                     0.00
Total                                        7,881,304.93    5,371,021.16                                           117,844,954.56

Reallocated Investor Finance
    Charge Collections                     16,249,191.51    11,078,994.21                                           242,925,413.12
Investment Funding Account Proceeds                                                                                       1,727.01
Available Excess                            8,367,886.58     5,707,973.05                                           125,082,185.58


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                       288,297,958
61-90 Days Delinquent:                       174,485,215
90+ Days Delinquent:                         272,278,065
Total 30+ Days Delinquent:                   735,061,238




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor          Transferors
A. Investor/Transferor Allocations                         Allocations       Interest                Interest
----------------------------------                         -----------     --------------          -----------
Beginning Invested /Transferor Amount                 1,288,355,663.28   1,000,000,000.00       288,355,663.28
Beginning Adjusted Invested Amount                                 N/A   1,000,000,000.00                  N/A
Floating Allocation Percentage                                     N/A           77.6183%             22.3817%
Principal Allocation Percentage                                    N/A           77.6183%             22.3817%
Collections of Finance Chg. Receivables                  19,031,579.92      14,771,992.28         4,259,587.63
Collections of Principal Receivables                    272,789,196.90     211,734,387.23        61,054,809.67
Defaulted Amount                                          5,731,207.79       4,448,467.11         1,282,740.68

Ending Invested / Transferor Amounts                  1,292,271,046.42   1,000,000,000.00       292,271,046.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest               Total
--------------------------------------                         -------            -------           ----------              -----

Principal Funding Account                                         0.00               0.00                 0.00               0.00
Investment Proceeds for Monthly Period                            0.00               0.00                 0.00               0.00
Reserve Draw Amount                                               0.00               0.00                 0.00               0.00
Available Reserve Account Amount                          4,212,775.18               0.00                 0.00       4,212,775.18
Reserve Account Surplus                                           0.00               0.00                 0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 5.6000%            5.8500%              1.9700%
Monthly Interest Due                                      4,036,666.67         292,500.00           114,916.67       4,444,083.33
Outstanding Monthly Interest Due                                  0.00               0.00                 0.00               0.00
Additional Interest Due                                           0.00               0.00                 0.00               0.00
Total Interest Due                                        4,036,666.67         292,500.00           114,916.67       4,444,083.33
Investor Default Amount                                   3,847,924.05         266,908.03           333,635.03       4,448,467.11
Investor Monthly Fees Due                                 1,441,666.67         100,000.00           125,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 9,326,257.38         659,408.03           573,551.70      10,559,217.11

Reallocated Investor Finance Charge Collections                                                                     14,771,992.28
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          12.5603%
Base Rate                                                                                                                 7.9658%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A            Class B            Interest               Total
--------------------------------------------                   -------            -------           ----------              -----

Beginning Certificates Balance                          865,000,000.00      60,000,000.00        75,000,000.00   1,000,000,000.00
Interest Distributions                                    4,036,666.67         292,500.00           114,916.67       4,444,083.33
Principal Deposits - Prin. Funding Account                        0.00               0.00                 0.00               0.00
Principal Distributions                                           0.00               0.00                 0.00               0.00
Total Distributions                                       4,036,666.67         292,500.00           114,916.67       4,444,083.33
Ending Certificates Balance                             865,000,000.00      60,000,000.00        75,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in respect of
       class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $114,916.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $114,916.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,777,773.33

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,847,924.05
       e. Excess Spread:                                         $4,893,182.61

   2.  Class B Available Funds:                                    $886,319.54

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $593,819.54

   3.  Collateral Available Funds:                               $1,107,899.42

       a. Excess Spread:                                         $1,107,899.42

   4.  Total Excess Spread:                                      $6,594,901.57

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $272,789,196.90

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $211,734,387.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,734,387.23

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,448,467.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,182,854.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $75,000,000.00

   2.  Required Collateral Invested Amount:                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,182,854.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $6,594,901.57
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,908.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $114,916.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $333,635.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                             $4,212,775.18
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                          $0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.9658%
       b. Prior Monthly Period                                         6.7816%
       c. Second Prior Monthly Period                                  7.4447%

   2.  Three Month Average Base Rate                                   7.3974%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations           Interest            Interest
----------------------------------                         -----------        --------------        -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 5.9500%              6.1000%             1.9700%
Monthly Interest Due                                      2,144,479.17           152,500.00           57,458.33       2,354,437.50
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                        2,144,479.17           152,500.00           57,458.33       2,354,437.50
Investor Default Amount                                   1,923,962.02           133,454.01          166,817.52       2,224,233.55
Investor Monthly Fees Due                                   720,833.33            50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                 4,789,274.52           335,954.01          286,775.85       5,412,004.39

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  8.3110%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                    2,144,479.17           152,500.00           57,458.33       2,354,437.50
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                       2,144,479.17           152,500.00           57,458.33       2,354,437.50
Ending Certificates Balance                             432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $57,458.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $57,458.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,388,886.66

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,923,962.02
       e. Excess Spread:                                         $2,320,445.47

   2.  Class B Available Funds:                                    $443,159.77

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $290,659.77

   3.  Collateral Available Funds:                                 $553,949.71

       a. Excess Spread:                                           $553,949.71

   4.  Total Excess Spread:                                      $3,165,054.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,165,054.95
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $133,454.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $57,458.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $166,817.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,973,991.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.3110%
       b. Prior Monthly Period                                         7.0744%
       c. Second Prior Monthly Period                                  7.7669%

   2.  Three Month Average Base Rate                                   7.7174%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



IV.  Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations           Interest            Interest
----------------------------------                         -----------        --------------        -----------
Beginning Invested /Transferor Amount                 1,288,355,663.28     1,000,000,000.00      288,355,663.28
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  19,031,579.92        14,771,992.28        4,259,587.63
Collections of Principal Receivables                    272,789,196.90       211,734,387.23       61,054,809.67
Defaulted Amount                                          5,731,207.79         4,448,467.11        1,282,740.68

Ending Invested / Transferor Amounts                  1,292,271,046.42     1,000,000,000.00      292,271,046.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2600%              1.4600%             1.9700%
Monthly Interest Due                                        808,500.00            90,844.44          145,561.11       1,044,905.56
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          808,500.00            90,844.44          145,561.11       1,044,905.56
Investor Default Amount                                   3,669,985.36           355,877.37          422,604.38       4,448,467.11
Investor Monthly Fees Due                                 1,375,000.00           133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 5,853,485.36           580,055.15          726,498.82       7,160,039.33

Reallocated Investor Finance Charge Collections                                                                      14,771,992.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5347%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                      808,500.00            90,844.44          145,561.11       1,044,905.56
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         808,500.00            90,844.44          145,561.11       1,044,905.56
Ending Certificates Balance                             825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.98

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $145,561.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $145,561.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,186,893.64

       a. Class A Monthly Interest:                                $808,500.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,669,985.36
       e. Excess Spread:                                         $7,708,408.27

   2.  Class B Available Funds:                                  $1,181,759.38

       a. Class B Monthly Interest:                                 $90,844.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,090,914.94

   3.  Collateral Available Funds:                               $1,403,339.27

       a. Excess Spread:                                         $1,403,339.27

   4.  Total Excess Spread:                                     $10,202,662.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $272,789,196.90

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $211,734,387.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,734,387.23

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,448,467.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,182,854.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,182,854.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,202,662.48
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $355,877.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $145,561.11
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $422,604.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,611,952.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5347%
       b. Prior Monthly Period                                         3.2055%
       c. Second Prior Monthly Period                                  3.3899%

   2.  Three Month Average Base Rate                                   3.3767%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.3600%              1.6000%             2.0200%
Monthly Interest Due                                        436,333.33            49,777.78           74,627.78         560,738.89
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          436,333.33            49,777.78           74,627.78         560,738.89
Investor Default Amount                                   1,834,992.68           177,938.68          211,302.19       2,224,233.55
Investor Monthly Fees Due                                   687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 2,958,826.02           294,383.13          365,096.63       3,618,305.78

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.6346%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          -----------             -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                      436,333.33            49,777.78           74,627.78         560,738.89
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         436,333.33            49,777.78           74,627.78         560,738.89
Ending Certificates Balance                             412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $74,627.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $74,627.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,093,446.82

       a. Class A Monthly Interest:                                $436,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,834,992.68
       e. Excess Spread:                                         $3,822,120.80

   2.  Class B Available Funds:                                    $590,879.69

       a. Class B Monthly Interest:                                 $49,777.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $541,101.91

   3.  Collateral Available Funds:                                 $701,669.63

       a. Excess Spread:                                           $701,669.63

   4.  Total Excess Spread:                                      $5,064,892.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,064,892.35
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $177,938.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $74,627.78
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $211,302.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,767,690.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6345%
       b. Prior Monthly Period                                         3.3054%
       c. Second Prior Monthly Period                                  3.4897%

   2.  Three Month Average Base Rate                                   3.4765%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 7.2000%              7.4000%             2.0200%
Monthly Interest Due                                      2,595,000.00           185,000.00           58,916.67       2,838,916.67
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                        2,595,000.00           185,000.00           58,916.67       2,838,916.67
Investor Default Amount                                   1,923,962.02           133,454.01          166,817.52       2,224,233.55
Investor Monthly Fees Due                                   720,833.33            50,000.00           62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                                 5,239,795.36           368,454.01          288,234.18       5,896,483.55

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  9.5741%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00
Interest Distributions                                    2,595,000.00           185,000.00           58,916.67       2,838,916.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                       2,595,000.00           185,000.00           58,916.67       2,838,916.67
Ending Certificates Balance                             432,500,000.00        30,000,000.00       37,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $58,916.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $58,916.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,388,886.66

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,923,962.02
       e. Excess Spread:                                         $1,869,924.64

   2.  Class B Available Funds:                                    $443,159.77

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $258,159.77

   3.  Collateral Available Funds:                                 $553,949.71

       a. Excess Spread:                                           $553,949.71

   4.  Total Excess Spread:                                      $2,682,034.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,682,034.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $133,454.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $58,916.67
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $166,817.52
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,489,512.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       9.5741%
       b. Prior Monthly Period                                         8.1467%
       c. Second Prior Monthly Period                                  8.9460%

   2.  Three Month Average Base Rate                                   8.8890%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2850%              1.4700%             2.0200%
Monthly Interest Due                                        412,270.83            45,733.33           74,627.78         532,631.94
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          412,270.83            45,733.33           74,627.78         532,631.94
Investor Default Amount                                   1,834,992.68           177,938.68          211,302.19       2,224,233.55
Investor Monthly Fees Due                                   687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 2,934,763.52           290,338.68          365,096.63       3,590,198.83

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5613%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                      412,270.83            45,733.33           74,627.78         532,631.94
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         412,270.83            45,733.33           74,627.78         532,631.94
Ending Certificates Balance                             412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $74,627.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $74,627.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,093,446.82

       a. Class A Monthly Interest:                                $412,270.83
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,834,992.68
       e. Excess Spread:                                         $3,846,183.30

   2.  Class B Available Funds:                                    $590,879.69

       a. Class B Monthly Interest:                                 $45,733.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $545,146.36

   3.  Collateral Available Funds:                                 $701,669.63

       a. Excess Spread:                                           $701,669.63

   4. Total Excess Spread:                                       $5,092,999.29

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,092,999.29
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $177,938.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $74,627.78
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $211,302.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,795,797.31

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5613%
       b. Prior Monthly Period                                         3.2321%
       c. Second Prior Monthly Period                                  3.4164%

   2.  Three Month Average Base Rate                                   3.4033%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,288,355,663.28     1,000,000,000.00      288,355,663.28
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  19,031,579.92        14,771,992.28        4,259,587.63
Collections of Principal Receivables                    272,789,196.90       211,734,387.23       61,054,809.67
Defaulted Amount                                          5,731,207.79         4,448,467.11        1,282,740.68

Ending Invested / Transferor Amounts                  1,292,271,046.42     1,000,000,000.00      292,271,046.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2800%              1.4700%             1.9200%
Monthly Interest Due                                        821,333.33            91,466.67          141,866.67       1,054,666.67
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          821,333.33            91,466.67          141,866.67       1,054,666.67
Investor Default Amount                                   3,669,985.36           355,877.37          422,604.38       4,448,467.11
Investor Monthly Fees Due                                 1,375,000.00           133,333.33          158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 5,866,318.70           580,677.37          722,804.38       7,169,800.44

Reallocated Investor Finance Charge Collections                                                                      14,771,992.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5475%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00
Interest Distributions                                      821,333.33            91,466.67          141,866.67       1,054,666.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         821,333.33            91,466.67          141,866.67       1,054,666.67
Ending Certificates Balance                             825,000,000.00        80,000,000.00       95,000,000.00   1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $141,866.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $141,866.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,186,893.64

       a. Class A Monthly Interest:                                $821,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,669,985.36
       e. Excess Spread:                                         $7,695,574.94

   2.  Class B Available Funds:                                  $1,181,759.38

       a. Class B Monthly Interest:                                 $91,466.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,090,292.72

   3.  Collateral Available Funds:                               $1,403,339.27

       a. Excess Spread:                                         $1,403,339.27

   4.  Total Excess Spread:                                     $10,189,206.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $272,789,196.90

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $211,734,387.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,734,387.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,448,467.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,182,854.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,182,854.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,189,206.92
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $355,877.37
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $141,866.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $422,604.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,602,191.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5475%
       b. Prior Monthly Period                                         3.2183%
       c. Second Prior Monthly Period                                  3.4026%

   2.  Three Month Average Base Rate                                   3.3894%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,561,644,243.29     1,212,122,000.00      349,522,243.29
Beginning Adjusted Invested Amount                                 N/A     1,212,122,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  23,068,596.71        17,907,183.84        5,163,139.88
Collections of Principal Receivables                    330,653,786.92       256,647,908.92       74,005,878.01
Defaulted Amount                                          6,946,923.05         5,392,084.85        1,554,838.20

Ending Invested / Transferor Amounts                  1,566,390,165.33     1,212,122,000.00      354,268,165.33


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2650%              1.4900%             1.9700%
Monthly Interest Due                                        983,888.89           112,377.46          176,438.45       1,272,704.80
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          983,888.89           112,377.46          176,438.45       1,272,704.80
Investor Default Amount                                   4,448,467.11           431,367.86          512,249.88       5,392,084.85
Investor Monthly Fees Due                                 1,666,666.67           161,616.67          191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                                 7,099,022.66           705,361.98          880,608.34       8,684,992.98

Reallocated Investor Finance Charge Collections                                                                      17,905,456.83
Interest and Principal Funding Investment Proceeds                                                                        1,727.01
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5620%
Base Rate                                                                                                                  3.5413%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                   Class A              Class B          Interest                Total
--------------------------------------------                   -------              -------         ----------               -----

Beginning Certificates Balance                        1,000,000,000.00        96,970,000.00      115,152,000.00   1,212,122,000.00
Interest Distributions                                      983,888.89           112,377.46          176,438.45       1,272,704.80
Interest Deposits - Interest Funding Account               (983,888.89)         (112,377.46)               0.00      (1,096,266.34)
Interest Funding Account Distributions                    3,197,638.89           365,226.73                0.00       3,562,865.62
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                       3,197,638.89           365,226.73          176,438.45       3,739,304.07
Ending Interest Funding Account Balance                           0.00                 0.00                0.00               0.00
Ending Certificates Balance                           1,000,000,000.00        96,970,000.00      115,152,000.00   1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.98

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $176,438.45

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $176,438.45

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $14,773,719.29

       a. Class A Monthly Interest:                                $983,888.89
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,448,467.11
       e. Excess Spread:                                         $9,341,363.30

   2.  Class B Available Funds:                                  $1,432,440.09

       a. Class B Monthly Interest:                                $112,377.46
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,320,062.64

   3.  Collateral Available Funds:                               $1,701,024.46

       a. Excess Spread:                                         $1,701,024.46

   4.  Total Excess Spread:                                     $12,362,450.39

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $330,653,786.92

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $256,647,908.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $256,647,908.92

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,392,084.85

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $262,039,993.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $262,039,993.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $12,362,450.39
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $431,367.86
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $176,438.45
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $512,249.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,222,190.86

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5413%
       b. Prior Monthly Period                                         3.2122%
       c. Second Prior Monthly Period                                  3.3965%

   2.  Three Month Average Base Rate                                   3.3833%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5620%
       b. Prior Monthly Period                                        12.6940%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7989%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,015,067,083.28       787,878,000.00      227,189,083.28
Beginning Adjusted Invested Amount                                 N/A       787,878,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  14,994,563.12        11,638,527.74        3,356,035.39
Collections of Principal Receivables                    214,924,606.87       166,820,865.54       48,103,741.33
Defaulted Amount                                          4,515,492.53         3,504,849.37        1,010,643.16

Ending Invested / Transferor Amounts                  1,018,151,927.51       787,878,000.00      230,273,927.51


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2600%              1.5000%             1.9700%
Monthly Interest Due                                        637,000.00            73,535.00          114,683.77         825,218.77
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          637,000.00            73,535.00          114,683.77         825,218.77
Investor Default Amount                                   2,891,503.62           280,386.88          332,958.87       3,504,849.37
Investor Monthly Fees Due                                 1,083,333.33           105,050.00          124,746.67       1,313,130.00
Investor Additional Amounts Due
Total Due                                                 4,611,836.95           458,971.88          572,389.30       5,643,198.14

Reallocated Investor Finance Charge Collections                                                                      11,638,527.74
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5380%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          650,000,000.00        63,030,000.00       74,848,000.00     787,878,000.00
Interest Distributions                                      637,000.00            73,535.00          114,683.77         825,218.77
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         637,000.00            73,535.00          114,683.77         825,218.77
Ending Certificates Balance                             650,000,000.00        63,030,000.00       74,848,000.00     787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.98

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $114,683.77

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $114,683.77

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,601,794.99

       a. Class A Monthly Interest:                                $637,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,891,503.62
       e. Excess Spread:                                         $6,073,291.36

   2.  Class B Available Funds:                                    $931,078.67

       a. Class B Monthly Interest:                                 $73,535.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $857,543.67

   3.  Collateral Available Funds:                               $1,105,654.08

       a. Excess Spread:                                         $1,105,654.08

   4.  Total Excess Spread:                                      $8,036,489.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $214,924,606.87

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $166,820,865.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $166,820,865.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,504,849.37

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $170,325,714.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $170,325,714.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,036,489.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $280,386.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $114,683.77
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $332,958.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,995,329.60

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5380%
       b. Prior Monthly Period                                         3.2088%
       c. Second Prior Monthly Period                                  3.3931%

   2.  Three Month Average Base Rate                                   3.3800%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   966,266,747.46       750,000,000.00      216,266,747.46
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  14,273,684.94        11,078,994.21        3,194,690.72
Collections of Principal Receivables                    204,591,897.67       158,800,790.42       45,791,107.25
Defaulted Amount                                          4,298,405.84         3,336,350.33          962,055.51

Ending Invested / Transferor Amounts                    969,203,284.81       750,000,000.00      219,203,284.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          -----------             -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2600%              1.5400%             2.0700%
Monthly Interest Due                                        606,375.00            71,866.67          114,712.50         792,954.17
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          606,375.00            71,866.67          114,712.50         792,954.17
Investor Default Amount                                   2,752,489.02           266,908.03          316,953.28       3,336,350.33
Investor Monthly Fees Due                                 1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,390,114.02           438,774.69          550,415.78       5,379,304.50

Reallocated Investor Finance Charge Collections                                                                      11,078,994.21
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5509%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                      606,375.00            71,866.67          114,712.50         792,954.17
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         606,375.00            71,866.67          114,712.50         792,954.17
Ending Certificates Balance                             618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.98

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.20

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.20

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $114,712.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $114,712.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,140,170.23

       a. Class A Monthly Interest:                                $606,375.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,752,489.02
       e. Excess Spread:                                         $5,781,306.20

   2.  Class B Available Funds:                                    $886,319.54

       a. Class B Monthly Interest:                                 $71,866.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $814,452.87

   3.  Collateral Available Funds:                               $1,052,504.45

       a. Excess Spread:                                         $1,052,504.45

   4.  Total Excess Spread:                                      $7,648,263.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $204,591,897.67

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $158,800,790.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,800,790.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,336,350.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,137,140.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,137,140.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $7,648,263.52
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,908.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $114,712.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $316,953.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,699,689.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5508%
       b. Prior Monthly Period                                         3.2217%
       c. Second Prior Monthly Period                                  3.4060%

   2.  Three Month Average Base Rate                                   3.3928%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   322,088,915.82       250,000,000.00       72,088,915.82
Beginning Adjusted Invested Amount                                 N/A       250,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   4,757,894.98         3,692,998.07        1,064,896.91
Collections of Principal Receivables                     68,197,299.22        52,933,596.81       15,263,702.42
Defaulted Amount                                          1,432,801.95         1,112,116.78          320,685.17

Ending Invested / Transferor Amounts                    323,067,761.60       250,000,000.00       73,067,761.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 5.5300%              5.8300%             1.9700%
Monthly Interest Due                                        996,552.08            72,875.00           28,729.17       1,098,156.25
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          996,552.08            72,875.00           28,729.17       1,098,156.25
Investor Default Amount                                     961,981.01            66,727.01           83,408.76       1,112,116.78
Investor Monthly Fees Due                                   360,416.67            25,000.00           31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                                 2,318,949.76           164,602.01          143,387.92       2,626,939.69

Reallocated Investor Finance Charge Collections                                                                       3,692,998.07
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  7.8987%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          216,250,000.00        15,000,000.00       18,750,000.00     250,000,000.00
Interest Distributions                                      996,552.08            72,875.00           28,729.17       1,098,156.25
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         996,552.08            72,875.00           28,729.17       1,098,156.25
Ending Certificates Balance                             216,250,000.00        15,000,000.00       18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $28,729.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $28,729.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,194,443.33

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $961,981.01
       e. Excess Spread:                                         $1,235,910.24

   2.  Class B Available Funds:                                    $221,579.88

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $148,704.88

   3.  Collateral Available Funds:                                 $276,974.86

       a. Excess Spread:                                           $276,974.86

   4.  Total Excess Spread:                                      $1,661,589.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $68,197,299.22

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $52,933,596.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $52,933,596.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,112,116.78

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $54,045,713.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $54,045,713.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,661,589.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $66,727.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $28,729.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $83,408.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,066,058.38

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.8987%
       b. Prior Monthly Period                                         6.7246%
       c. Second Prior Monthly Period                                  7.3821%

   2.  Three Month Average Base Rate                                   7.3352%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series            Total Investor        Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------        --------------        -----------
Beginning Invested /Transferor Amount                   966,266,747.46       750,000,000.00      216,266,747.46
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  14,273,684.94        11,078,994.21        3,194,690.72
Collections of Principal Receivables                    204,591,897.67       158,800,790.42       45,791,107.25
Defaulted Amount                                          4,298,405.84         3,336,350.33          962,055.51

Ending Invested / Transferor Amounts                    969,203,284.81       750,000,000.00      219,203,284.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2500%              1.5000%             1.9700%
Monthly Interest Due                                        601,562.50            70,000.00          109,170.83         780,733.33
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          601,562.50            70,000.00          109,170.83         780,733.33
Investor Default Amount                                   2,752,489.02           266,908.03          316,953.28       3,336,350.33
Investor Monthly Fees Due                                 1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,385,301.52           436,908.03          544,874.11       5,367,083.66

Reallocated Investor Finance Charge Collections                                                                      11,078,994.21
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5296%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                      601,562.50            70,000.00          109,170.83         780,733.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         601,562.50            70,000.00          109,170.83         780,733.33
Ending Certificates Balance                             618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.97

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,170.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,170.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,140,170.23

       a. Class A Monthly Interest:                                $601,562.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,752,489.02
       e. Excess Spread:                                         $5,786,118.70

   2.  Class B Available Funds:                                    $886,319.54

       a. Class B Monthly Interest:                                 $70,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $816,319.54

   3.  Collateral Available Funds:                               $1,052,504.45

       a. Excess Spread:                                         $1,052,504.45

   4.  Total Excess Spread:                                      $7,654,942.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $204,591,897.67

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $158,800,790.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,800,790.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,336,350.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,137,140.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,137,140.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $7,654,942.69
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,908.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,170.83
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $316,953.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,711,910.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5296%
       b. Prior Monthly Period                                         3.2004%
       c. Second Prior Monthly Period                                  3.3848%

   2.  Three Month Average Base Rate                                   3.3716%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   934,057,855.88       725,000,000.00      209,057,855.88
Beginning Adjusted Invested Amount                                 N/A       725,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  13,797,895.44        10,709,694.41        3,088,201.03
Collections of Principal Receivables                    197,772,167.75       153,507,430.74       44,264,737.01
Defaulted Amount                                          4,155,125.65         3,225,138.65          929,987.00

Ending Invested / Transferor Amounts                    936,896,508.65       725,000,000.00      211,896,508.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              ------

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2500%              1.5000%             2.0700%
Monthly Interest Due                                        581,510.42            67,666.67          110,888.75         760,065.83
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          581,510.42            67,666.67          110,888.75         760,065.83
Investor Default Amount                                   2,660,739.39           258,011.09          306,388.17       3,225,138.65
Investor Monthly Fees Due                                   996,875.00            96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                                 4,239,124.81           422,344.43          532,068.59       5,193,537.82

Reallocated Investor Finance Charge Collections                                                                      10,709,694.41
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5392%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                      581,510.42            67,666.67          110,888.75         760,065.83
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         581,510.42            67,666.67          110,888.75         760,065.83
Ending Certificates Balance                             598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.97

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $110,888.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $110,888.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,835,497.89

       a. Class A Monthly Interest:                                $581,510.42
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,660,739.39
       e. Excess Spread:                                         $5,593,248.08

   2.  Class B Available Funds:                                    $856,775.55

       a. Class B Monthly Interest:                                 $67,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $789,108.89

   3.  Collateral Available Funds:                               $1,017,420.97

       a. Excess Spread:                                         $1,017,420.97

   4.  Total Excess Spread:                                      $7,399,777.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $197,772,167.75

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $153,507,430.74

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,507,430.74

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,225,138.65

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $156,732,569.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount                      $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $156,732,569.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,399,777.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $258,011.09
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $110,888.75
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $306,388.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,516,156.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5392%
       b. Prior Monthly Period                                         3.2101%
       c. Second Prior Monthly Period                                  3.3944%

   2.  Three Month Average Base Rate                                   3.3812%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.3000%              1.5700%             2.1700%
Monthly Interest Due                                        417,083.33            48,844.44           80,169.44         546,097.22
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          417,083.33            48,844.44           80,169.44         546,097.22
Investor Default Amount                                   1,834,992.68           177,938.68          211,302.19       2,224,233.55
Investor Monthly Fees Due                                   687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 2,939,576.02           293,449.80          370,638.30       3,603,664.11

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5964%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                      417,083.33            48,844.44           80,169.44         546,097.22
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         417,083.33            48,844.44           80,169.44         546,097.22
Ending Certificates Balance                             412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.01

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.01

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $80,169.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $80,169.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,093,446.82

       a. Class A Monthly Interest:                                $417,083.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,834,992.68
       e. Excess Spread:                                         $3,841,370.80

   2.  Class B Available Funds:                                    $590,879.69

       a. Class B Monthly Interest:                                 $48,844.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $542,035.25

   3.  Collateral Available Funds:                                 $701,669.63

       a. Excess Spread:                                           $701,669.63

   4.  Total Excess Spread:                                      $5,085,075.68

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,085,075.68
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $177,938.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $80,169.44
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $211,302.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,782,332.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5964%
       b. Prior Monthly Period                                         3.2672%
       c. Second Prior Monthly Period                                  3.4515%

   2.  Three Month Average Base Rate                                   3.4384%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   901,848,964.30       700,000,000.00      201,848,964.30
Beginning Adjusted Invested Amount                                 N/A       700,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  13,322,105.94        10,340,394.60        2,981,711.34
Collections of Principal Receivables                    190,952,437.83       148,214,071.06       42,738,366.77
Defaulted Amount                                          4,011,845.45         3,113,926.98          897,918.48

Ending Invested / Transferor Amounts                    904,589,732.49       700,000,000.00      204,589,732.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2400%              1.4700%             2.0700%
Monthly Interest Due                                        556,966.67            64,026.67          107,065.00         728,058.33
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          556,966.67            64,026.67          107,065.00         728,058.33
Investor Default Amount                                   2,568,989.76           249,114.16          295,823.06       3,113,926.98
Investor Monthly Fees Due                                   962,500.00            93,333.33          110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,088,456.42           406,474.16          513,721.40       5,008,651.98

Reallocated Investor Finance Charge Collections                                                                      10,340,394.60
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5284%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          577,500,000.00        56,000,000.00       66,500,000.00     700,000,000.00
Interest Distributions                                      556,966.67            64,026.67          107,065.00         728,058.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         556,966.67            64,026.67          107,065.00         728,058.33
Ending Certificates Balance                             577,500,000.00        56,000,000.00       66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $107,065.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $107,065.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,530,825.54

       a. Class A Monthly Interest:                                $556,966.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,568,989.76
       e. Excess Spread:                                         $5,404,869.12

   2.  Class B Available Funds:                                    $827,231.57

       a. Class B Monthly Interest:                                 $64,026.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $763,204.90

   3.  Collateral Available Funds:                                 $982,337.49

       a. Excess Spread:                                           $982,337.49

   4.  Total Excess Spread:                                      $7,150,411.51

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $190,952,437.83

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $148,214,071.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $148,214,071.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,113,926.98

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $151,327,998.04

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $151,327,998.04

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,150,411.51
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $249,114.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $107,065.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $295,823.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,331,742.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5284%
       b. Prior Monthly Period                                         3.1993%
       c. Second Prior Monthly Period                                  3.3836%

   2.  Three Month Average Base Rate                                   3.3704%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   837,431,181.13       650,000,000.00      187,431,181.13
Beginning Adjusted Invested Amount                                 N/A       650,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  12,370,526.95         9,601,794.99        2,768,731.96
Collections of Principal Receivables                    177,312,977.98       137,627,351.70       39,685,626.29
Defaulted Amount                                          3,725,285.06         2,891,503.62          833,781.44

Ending Invested / Transferor Amounts                    839,976,180.17       650,000,000.00      189,976,180.17


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2400%              1.4800%             2.0700%
Monthly Interest Due                                        517,183.33            59,857.78           99,417.50         676,458.61
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          517,183.33            59,857.78           99,417.50         676,458.61
Investor Default Amount                                   2,385,490.49           231,320.29          274,692.84       2,891,503.62
Investor Monthly Fees Due                                   893,750.00            86,666.67          102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                                 3,796,423.82           377,844.73          477,027.01       4,651,295.57

Reallocated Investor Finance Charge Collections                                                                       9,601,794.99
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5293%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          536,250,000.00        52,000,000.00       61,750,000.00     650,000,000.00
Interest Distributions                                      517,183.33            59,857.78           99,417.50         676,458.61
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         517,183.33            59,857.78           99,417.50         676,458.61
Ending Certificates Balance                             536,250,000.00        52,000,000.00       61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.15

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.15

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $99,417.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $99,417.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,921,480.86

       a. Class A Monthly Interest:                                $517,183.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,385,490.49
       e. Excess Spread:                                         $5,018,807.04

   2.  Class B Available Funds:                                    $768,143.60

       a. Class B Monthly Interest:                                 $59,857.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $708,285.82

   3.  Collateral Available Funds:                                 $912,170.52

       a. Excess Spread:                                           $912,170.52

   4.  Total Excess Spread:                                      $6,639,263.39

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $177,312,977.98

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $137,627,351.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $137,627,351.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,891,503.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $140,518,855.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $140,518,855.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $6,639,263.39
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $231,320.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $99,417.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $274,692.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,950,499.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5293%
       b. Prior Monthly Period                                         3.2001%
       c. Second Prior Monthly Period                                  3.3844%

   2.  Three Month Average Base Rate                                   3.3712%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,185,287,210.22       920,000,000.00      265,287,210.22
Beginning Adjusted Invested Amount                                 N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  17,509,053.52        13,590,232.90        3,918,820.62
Collections of Principal Receivables                    250,966,061.15       194,795,636.25       56,170,424.90
Defaulted Amount                                          5,272,711.17         4,092,589.74        1,180,121.43

Ending Invested / Transferor Amounts                  1,188,889,362.70       920,000,000.00      268,889,362.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.5200%             2.1700%
Monthly Interest Due                                        726,110.00            87,011.56          147,511.78         960,633.33
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          726,110.00            87,011.56          147,511.78         960,633.33
Investor Default Amount                                   3,376,386.54           327,407.18          388,796.03       4,092,589.74
Investor Monthly Fees Due                                 1,265,000.00           122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,367,496.54           537,085.40          681,974.47       6,586,556.41

Reallocated Investor Finance Charge Collections                                                                      13,590,232.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5338%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                      726,110.00            87,011.56          147,511.78         960,633.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         726,110.00            87,011.56          147,511.78         960,633.33
Ending Certificates Balance                             759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.18

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.18

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $147,511.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $147,511.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,211,942.14

       a. Class A Monthly Interest:                                $726,110.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,376,386.54
       e. Excess Spread:                                         $7,109,445.61

   2.  Class B Available Funds:                                  $1,087,218.63

       a. Class B Monthly Interest:                                 $87,011.56
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,000,207.08

   3.  Collateral Available Funds:                               $1,291,072.13

       a. Excess Spread:                                         $1,291,072.13

   4.  Total Excess Spread:                                      $9,400,724.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $250,966,061.15

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $194,795,636.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,795,636.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,092,589.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $198,888,225.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $198,888,225.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,400,724.81
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $327,407.18
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $147,511.78
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $388,796.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,003,676.50

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5338%
       b. Prior Monthly Period                                         3.2046%
       c. Second Prior Monthly Period                                  3.3889%

   2.  Three Month Average Base Rate                                   3.3758%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,211,054,323.49       940,000,000.00      271,054,323.49
Beginning Adjusted Invested Amount                                 N/A       940,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  17,889,685.12        13,885,672.75        4,004,012.38
Collections of Principal Receivables                    256,421,845.08       199,030,324.00       57,391,521.09
Defaulted Amount                                          5,387,335.32         4,181,559.08        1,205,776.24

Ending Invested / Transferor Amounts                  1,214,734,783.63       940,000,000.00      274,734,783.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.5100%             2.1200%
Monthly Interest Due                                        741,895.00            88,318.22          147,245.78         977,459.00
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          741,895.00            88,318.22          147,245.78         977,459.00
Investor Default Amount                                   3,449,786.24           334,524.73          397,248.11       4,181,559.08
Investor Monthly Fees Due                                 1,292,500.00           125,333.33          148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                                 5,484,181.24           548,176.28          693,327.22       6,725,684.75

Reallocated Investor Finance Charge Collections                                                                      13,885,672.75
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5281%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          775,500,000.00        75,200,000.00       89,300,000.00     940,000,000.00
Interest Distributions                                      741,895.00            88,318.22          147,245.78         977,459.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         741,895.00            88,318.22          147,245.78         977,459.00
Ending Certificates Balance                             775,500,000.00        75,200,000.00       89,300,000.00     940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $147,245.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $147,245.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,455,680.02

       a. Class A Monthly Interest:                                $741,895.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,449,786.24
       e. Excess Spread:                                         $7,263,998.77

   2.  Class B Available Funds:                                  $1,110,853.82

       a. Class B Monthly Interest:                                 $88,318.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,022,535.60

   3.  Collateral Available Funds:                               $1,319,138.91

       a. Excess Spread:                                         $1,319,138.91

   4.  Total Excess Spread:                                      $9,605,673.28

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $256,421,845.08

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $199,030,324.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $199,030,324.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,181,559.08

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $203,211,883.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $203,211,883.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                            $9,605,673.28
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $334,524.73
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $147,245.78
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $397,248.11
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,159,988.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5281%
       b. Prior Monthly Period                                         3.1990%
       c. Second Prior Monthly Period                                  3.3833%

   2.  Three Month Average Base Rate                                   3.3701%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,185,287,210.22       920,000,000.00      265,287,210.22
Beginning Adjusted Invested Amount                                 N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  17,509,053.52        13,590,232.90        3,918,820.62
Collections of Principal Receivables                    250,966,061.15       194,795,636.25       56,170,424.90
Defaulted Amount                                          5,272,711.17         4,092,589.74        1,180,121.43

Ending Invested / Transferor Amounts                  1,188,889,362.70       920,000,000.00      268,889,362.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.5000%             2.1200%
Monthly Interest Due                                        726,110.00            85,866.67          144,112.89         956,089.56
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          726,110.00            85,866.67          144,112.89         956,089.56
Investor Default Amount                                   3,376,386.54           327,407.18          388,796.03       4,092,589.74
Investor Monthly Fees Due                                 1,265,000.00           122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,367,496.54           535,940.51          678,575.58       6,582,012.63

Reallocated Investor Finance Charge Collections                                                                      13,590,232.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5273%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                      726,110.00            85,866.67          144,112.89         956,089.56
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         726,110.00            85,866.67          144,112.89         956,089.56
Ending Certificates Balance                             759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $144,112.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $144,112.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,211,942.14

       a. Class A Monthly Interest:                                $726,110.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,376,386.54
       e. Excess Spread:                                         $7,109,445.61

   2.  Class B Available Funds:                                  $1,087,218.63

       a. Class B Monthly Interest:                                 $85,866.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,001,351.97

   3.  Collateral Available Funds:                               $1,291,072.13

       a. Excess Spread:                                         $1,291,072.13

   4.  Total Excess Spread:                                      $9,401,869.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $250,966,061.15

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $194,795,636.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,795,636.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,092,589.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $198,888,225.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $198,888,225.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,401,869.70
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $327,407.18
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $144,112.89
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $388,796.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,008,220.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5273%
       b. Prior Monthly Period                                         3.1981%
       c. Second Prior Monthly Period                                  3.3825%

   2.  Three Month Average Base Rate                                   3.3693%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   644,177,831.64       500,000,000.00      144,177,831.64
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                   9,515,789.96         7,385,996.14        2,129,793.82
Collections of Principal Receivables                    136,394,598.45       105,867,193.61       30,527,404.83
Defaulted Amount                                          2,865,603.90         2,224,233.55          641,370.34

Ending Invested / Transferor Amounts                    646,135,523.21       500,000,000.00      146,135,523.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.1600%              1.4300%             1.9700%
Monthly Interest Due                                        372,166.67            44,488.89           72,780.56         489,436.11
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          372,166.67            44,488.89           72,780.56         489,436.11
Investor Default Amount                                   1,834,992.68           177,938.68          211,302.19       2,224,233.55
Investor Monthly Fees Due                                   687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 2,894,659.35           289,094.24          363,249.41       3,547,003.00

Reallocated Investor Finance Charge Collections                                                                       7,385,996.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.4487%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                      372,166.67            44,488.89           72,780.56         489,436.11
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         372,166.67            44,488.89           72,780.56         489,436.11
Ending Certificates Balance                             412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $72,780.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $72,780.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,093,446.82

       a. Class A Monthly Interest:                                $372,166.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,834,992.68
       e. Excess Spread:                                         $3,886,287.47

   2.  Class B Available Funds:                                    $590,879.69

       a. Class B Monthly Interest:                                 $44,488.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $546,390.80

   3.  Collateral Available Funds:                                 $701,669.63

       a. Excess Spread:                                           $701,669.63

   4.  Total Excess Spread:                                      $5,134,347.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $136,394,598.45

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $105,867,193.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,867,193.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,224,233.55

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,091,427.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,091,427.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,134,347.90
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $177,938.68
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $72,780.56
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $211,302.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,838,993.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4486%
       b. Prior Monthly Period                                         3.1195%
       c. Second Prior Monthly Period                                  3.3038%

   2.  Three Month Average Base Rate                                   3.2906%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   773,013,397.97       600,000,000.00      173,013,397.97
Beginning Adjusted Invested Amount                                 N/A       600,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  11,418,947.95         8,863,195.37        2,555,752.58
Collections of Principal Receivables                    163,673,518.14       127,040,632.34       36,632,885.80
Defaulted Amount                                          3,438,724.68         2,669,080.27          769,644.41

Ending Invested / Transferor Amounts                    775,362,627.85       600,000,000.00      175,362,627.85


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2900%              1.5700%             2.1700%
Monthly Interest Due                                        496,650.00            58,613.33           96,203.33         651,466.67
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          496,650.00            58,613.33           96,203.33         651,466.67
Investor Default Amount                                   2,201,991.22           213,526.42          253,562.63       2,669,080.27
Investor Monthly Fees Due                                   825,000.00            80,000.00           95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                 3,523,641.22           352,139.75          444,765.96       4,320,546.93

Reallocated Investor Finance Charge Collections                                                                       8,863,195.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5880%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          495,000,000.00        48,000,000.00       57,000,000.00     600,000,000.00
Interest Distributions                                      496,650.00            58,613.33           96,203.33         651,466.67
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         496,650.00            58,613.33           96,203.33         651,466.67
Ending Certificates Balance                             495,000,000.00        48,000,000.00       57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $96,203.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $96,203.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,312,136.18

       a. Class A Monthly Interest:                                $496,650.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,201,991.22
       e. Excess Spread:                                         $4,613,494.96

   2.  Class B Available Funds:                                    $709,055.63

       a. Class B Monthly Interest:                                 $58,613.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $650,442.30

   3.  Collateral Available Funds:                                 $842,003.56

       a. Excess Spread:                                           $842,003.56

   4.  Total Excess Spread:                                      $6,105,940.82

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $163,673,518.14

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $127,040,632.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $127,040,632.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,669,080.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $129,709,712.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $129,709,712.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.   Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,105,940.82
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $213,526.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $96,203.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $253,562.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,542,648.44

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5880%
       b. Prior Monthly Period                                         3.2588%
       c. Second Prior Monthly Period                                  3.4432%

   2.  Three Month Average Base Rate                                   3.4300%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest             Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                   927,616,077.56       720,000,000.00      207,616,077.56
Beginning Adjusted Invested Amount                                 N/A       720,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  13,702,737.54        10,635,834.45        3,066,903.10
Collections of Principal Receivables                    196,408,221.77       152,448,758.81       43,959,462.96
Defaulted Amount                                          4,126,469.61         3,202,896.32          923,573.29

Ending Invested / Transferor Amounts                    930,435,153.42       720,000,000.00      210,435,153.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2600%              1.5700%             2.1700%
Monthly Interest Due                                        582,120.00            70,336.00          115,444.00         767,900.00
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          582,120.00            70,336.00          115,444.00         767,900.00
Investor Default Amount                                   2,642,389.46           256,231.71          304,275.15       3,202,896.32
Investor Monthly Fees Due                                   990,000.00            96,000.00          114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                                 4,214,509.46           422,567.71          533,719.15       5,170,796.32

Reallocated Investor Finance Charge Collections                                                                      10,635,834.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5629%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          594,000,000.00        57,600,000.00       68,400,000.00     720,000,000.00
Interest Distributions                                      582,120.00            70,336.00          115,444.00         767,900.00
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         582,120.00            70,336.00          115,444.00         767,900.00
Ending Certificates Balance                             594,000,000.00        57,600,000.00       68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.98

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.98

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.22

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $115,444.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $115,444.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,774,563.42

       a. Class A Monthly Interest:                                $582,120.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,642,389.46
       e. Excess Spread:                                         $5,550,053.95

   2.  Class B Available Funds:                                    $850,866.76

       a. Class B Monthly Interest:                                 $70,336.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $780,530.76

   3.  Collateral Available Funds:                               $1,010,404.27

       a. Excess Spread:                                         $1,010,404.27

   4.  Total Excess Spread:                                      $7,340,988.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $196,408,221.77

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $152,448,758.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $152,448,758.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,202,896.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $155,651,655.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $155,651,655.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,340,988.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $256,231.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $115,444.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $304,275.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,465,038.13

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5629%
       b. Prior Monthly Period                                         3.2337%
       c. Second Prior Monthly Period                                  3.4181%

   2.  Three Month Average Base Rate                                   3.4049%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor         Transferors
A. Investor/Transferor Allocations                         Allocations          Interest              Interest
----------------------------------                         -----------       --------------         -----------
Beginning Invested /Transferor Amount                 1,185,287,210.22       920,000,000.00      265,287,210.22
Beginning Adjusted Invested Amount                                 N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  17,509,053.52        13,590,232.90        3,918,820.62
Collections of Principal Receivables                    250,966,061.15       194,795,636.25       56,170,424.90
Defaulted Amount                                          5,272,711.17         4,092,589.74        1,180,121.43

Ending Invested / Transferor Amounts                  1,188,889,362.70       920,000,000.00      268,889,362.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.5200%             2.2200%
Monthly Interest Due                                        726,110.00            87,011.56          150,910.67         964,032.22
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          726,110.00            87,011.56          150,910.67         964,032.22
Investor Default Amount                                   3,376,386.54           327,407.18          388,796.03       4,092,589.74
Investor Monthly Fees Due                                 1,265,000.00           122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                 5,367,496.54           537,085.40          685,373.36       6,589,955.30

Reallocated Investor Finance Charge Collections                                                                      13,590,232.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5386%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                      726,110.00            87,011.56          150,910.67         964,032.22
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         726,110.00            87,011.56          150,910.67         964,032.22
Ending Certificates Balance                             759,000,000.00        73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.18

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.18

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $150,910.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $150,910.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,211,942.14

       a. Class A Monthly Interest:                                $726,110.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,376,386.54
       e. Excess Spread:                                         $7,109,445.61

   2.  Class B Available Funds:                                  $1,087,218.63

       a. Class B Monthly Interest:                                 $87,011.56
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,000,207.08

   3.  Collateral Available Funds:                               $1,291,072.13

       a. Excess Spread:                                         $1,291,072.13

   4. Total Excess Spread:                                       $9,400,724.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $250,966,061.15

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $194,795,636.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,795,636.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,092,589.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $198,888,225.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $198,888,225.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,400,724.81
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $327,407.18
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $150,910.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $388,796.03
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,000,277.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5386%
       b. Prior Monthly Period                                         3.2094%
       c. Second Prior Monthly Period                                  3.3937%

   2.  Three Month Average Base Rate                                   3.3806%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor         Transferors
A. Investor/Transferor Allocations                          Allocations         Interest              Interest
----------------------------------                          -----------      --------------         -----------
Beginning Invested /Transferor Amount                 1,417,191,229.61     1,100,000,000.00      317,191,229.61
Beginning Adjusted Invested Amount                                 N/A     1,100,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  20,934,737.91        16,249,191.51        4,685,546.40
Collections of Principal Receivables                    300,068,116.59       232,907,825.95       67,160,290.64
Defaulted Amount                                          6,304,328.57         4,893,313.82        1,411,014.75

Ending Invested / Transferor Amounts                  1,421,498,151.06     1,100,000,000.00      321,498,151.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.4900%             2.2700%
Monthly Interest Due                                        868,175.00           101,982.22          184,500.56       1,154,657.78
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          868,175.00           101,982.22          184,500.56       1,154,657.78
Investor Default Amount                                   4,036,983.90           391,465.11          464,864.81       4,893,313.82
Investor Monthly Fees Due                                 1,512,500.00           146,666.67          174,166.67       1,833,333.33
Investor Additional Amounts Due
Total Due                                                 6,417,658.90           640,113.99          823,532.04       7,881,304.93

Reallocated Investor Finance Charge Collections                                                                      16,249,191.51
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5410%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          907,500,000.00        88,000,000.00      104,500,000.00   1,100,000,000.00
Interest Distributions                                      868,175.00           101,982.22          184,500.56       1,154,657.78
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         868,175.00           101,982.22          184,500.56       1,154,657.78
Ending Certificates Balance                             907,500,000.00        88,000,000.00      104,500,000.00   1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $184,500.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $184,500.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,405,583.00

       a. Class A Monthly Interest:                                $868,175.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,036,983.90
       e. Excess Spread:                                         $8,500,424.10

   2.  Class B Available Funds:                                  $1,299,935.32

       a. Class B Monthly Interest:                                $101,982.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,197,953.10

   3.  Collateral Available Funds:                               $1,543,673.19

       a. Excess Spread:                                         $1,543,673.19

   4.  Total Excess Spread:                                     $11,242,050.39

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $300,068,116.59

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $232,907,825.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $232,907,825.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,893,313.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $237,801,139.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $237,801,139.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $11,242,050.39
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $391,465.11
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $184,500.56
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $464,864.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,367,886.58

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5410%
       b. Prior Monthly Period                                         3.2118%
       c. Second Prior Monthly Period                                  3.3961%

   2.  Three Month Average Base Rate                                   3.3830%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total  Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------      ---------------         -----------
Beginning Invested /Transferor Amount                   966,266,747.46       750,000,000.00      216,266,747.46
Beginning Adjusted Invested Amount                                 N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  14,273,684.94        11,078,994.21        3,194,690.72
Collections of Principal Receivables                    204,591,897.67       158,800,790.42       45,791,107.25
Defaulted Amount                                          4,298,405.84         3,336,350.33          962,055.51

Ending Invested / Transferor Amounts                    969,203,284.81       750,000,000.00      219,203,284.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.2300%              1.4700%             2.2400%
Monthly Interest Due                                        591,937.50            68,600.00          124,133.33         784,670.83
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          591,937.50            68,600.00          124,133.33         784,670.83
Investor Default Amount                                   2,752,489.02           266,908.03          316,953.28       3,336,350.33
Investor Monthly Fees Due                                 1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                 4,375,676.52           435,508.03          559,836.61       5,371,021.16

Reallocated Investor Finance Charge Collections                                                                      11,078,994.21
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  3.5365%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                      591,937.50            68,600.00          124,133.33         784,670.83
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         591,937.50            68,600.00          124,133.33         784,670.83
Ending Certificates Balance                             618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $124,133.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $124,133.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,140,170.23

       a. Class A Monthly Interest:                                $591,937.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,752,489.02
       e. Excess Spread:                                         $5,795,743.70

   2.  Class B Available Funds:                                    $886,319.54

       a. Class B Monthly Interest:                                 $68,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $817,719.54

   3.  Collateral Available Funds:                               $1,052,504.45

       a. Excess Spread:                                         $1,052,504.45

   4.  Total Excess Spread:                                      $7,665,967.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $204,591,897.67

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $158,800,790.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,800,790.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,336,350.33

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,137,140.75

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,137,140.75

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $7,665,967.69
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,908.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $124,133.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $316,953.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,707,973.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5365%
       b. Prior Monthly Period                                         3.2073%
       c. Second Prior Monthly Period                                  3.3916%

   2.  Three Month Average Base Rate                                   3.3784%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.    Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total  Investor         Transferors
A. Investor/Transferor Allocations                         Allocations         Interest               Interest
----------------------------------                         -----------      ---------------         -----------
Beginning Invested /Transferor Amount                   876,081,851.03       680,000,000.00      196,081,851.03
Beginning Adjusted Invested Amount                                 N/A       680,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             77.6183%            22.3817%
Principal Allocation Percentage                                    N/A             77.6183%            22.3817%
Collections of Finance Chg. Receivables                  12,941,474.34        10,044,954.75        2,896,519.59
Collections of Principal Receivables                    185,496,653.89       143,979,383.32       41,517,270.58
Defaulted Amount                                          3,897,221.30         3,024,957.63          872,263.66

Ending Invested / Transferor Amounts                    878,744,311.56       680,000,000.00      198,744,311.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A              Class B           Interest               Total
--------------------------------------                         -------              -------          ----------              -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

Coupon  November 17, 2003 to December 14, 2003                 1.6900%              1.9000%             2.0200%
Monthly Interest Due                                        828,381.67            64,600.00           80,126.67         973,108.33
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                          828,381.67            64,600.00           80,126.67         973,108.33
Investor Default Amount                                   2,616,588.35           181,497.46          226,871.82       3,024,957.63
Investor Monthly Fees Due                                   980,333.33            68,000.00           85,000.00       1,133,333.33
Investor Additional Amounts Due
Total Due                                                 4,425,303.35           314,097.46          391,998.49       5,131,399.30

Reallocated Investor Finance Charge Collections                                                                      10,044,954.75
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.5603%
Base Rate                                                                                                                  4.0381%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A              Class B           Interest               Total
--------------------------------------------                   -------              -------          ----------              -----

Beginning Certificates Balance                          588,200,000.00        40,800,000.00       51,000,000.00     680,000,000.00
Interest Distributions                                      828,381.67            64,600.00           80,126.67         973,108.33
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                         828,381.67            64,600.00           80,126.67         973,108.33
Ending Certificates Balance                             588,200,000.00        40,800,000.00       51,000,000.00     680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1. Total amount distributed to the Collateral
       Interest Holder:                                             $80,126.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $80,126.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,688,885.86

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,616,588.35
       e. Excess Spread:                                         $5,243,915.84

   2.  Class B Available Funds:                                    $602,697.29

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $538,097.29

   3 . Collateral Available Funds:                                 $753,371.61

       a. Excess Spread:                                           $753,371.61

   4.  Total Excess Spread:                                      $6,535,384.73

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.6183%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $185,496,653.89

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $143,979,383.32

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $143,979,383.32

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,024,957.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $147,004,340.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $147,004,340.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,535,384.73
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $181,497.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $80,126.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $226,871.82
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,913,555.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       4.0381%
       b. Prior Monthly Period                                         3.4495%
       c. Second Prior Monthly Period                                  3.7791%

   2.  Three Month Average Base Rate                                   3.7556%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.5603%
       b. Prior Monthly Period                                        12.6931%
       c. Second Prior Monthly Period                                 13.1406%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.7980%


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